UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41740 Christy Street Fremont, California 94538

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (510) 360-2300

466 Kato Terrace, Fremont, California 94539

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2006, SCM Microsystems, Inc. issued a press release announcing financial results for its fiscal third quarter ended September 30, 2006.

Item 9.01.      Financial Statements and Exhibits.

(d)         Exhibits.  99.1                Press Release dated November 14, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2006	SCM MICROSYSTEMS, INC.

	By:	/s/ Stephan Rohaly

Stephan Rohaly, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

99.1	SCM Microsystems’ Press Release dated November 14, 2006 announcing financial results for the Company’s fiscal third quarter ended September 30, 2006.